UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06062

THE THAI CAPITAL FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

Registrant’s Telephone Number, Including Area Code: (201) 915-3054

Date of Fiscal Year End: December 31

Date of Reporting Period: June 30, 2006

The Thai Capital Fund, Inc.

Item 1. Reports to Stockholders.

BOARD OF DIRECTORS Masamichi Yokoi, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Oren G. Shaffer
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary	Semi-Annual Report June 30, 2006
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER

SCB Asset Management Co., Ltd.

INVESTMENT ADVISER

Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR

Daiwa Securities Trust Company

CUSTODIANS

Bangkok Bank Public Company, Ltd.

(Thai Custodian)

Daiwa Securities Trust Company

(U.S. Custodian)

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

LEGAL COUNSEL

Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

The Thai Capital Fund, Inc.

General Information (unaudited)

The Fund

The Thai Capital Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund’s investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the “Manager”) and the Fund. The Fund’s investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund’s assets held outside the Investment Plan.

Shareholder Information

The Fund’s shares are listed on the American Stock Exchange (“AMEX”). The Fund understands that its shares may trade periodically on certain exchanges other than the AMEX, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s AMEX trading symbol is “TF”. Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s, and also in many other newspapers. The Fund’s weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes a monthly market review, a list of the Fund’s top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Investment Manager to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and available on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2006.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments are available without charge, upon request, by calling (201) 915-3054.

The Thai Capital Fund, Inc.

Inquiries

All general inquiries and requests for information should be directed to the Fund at (201) 915-3054. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, NJ 07302-3051

For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the “Plan Agent”) at the address shown below.

Certifications

The Fund’s chief executive officer has certified to the AMEX that, as of May 23, 2006, he was not aware of any violation by the Fund of applicable AMEX corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s web site at www.daiwast.com and from the Plan Agent at the following address:

The Thai Capital Fund, Inc.

c/o American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Telephone: (866) 669-9905; (718) 921-8124

www.amstock.com

The Thai Capital Fund, Inc.

Shareholder Letter (unaudited)

August 4, 2006

Dear Shareholders:

The management of The Thai Capital Fund, Inc. (the “Fund”) would like to take this opportunity to update its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand (“SET”) and the Fund’s performance for the six months ended June 30, 2006.

Highlights from May economic indicators:

•	Overall economic indicators decelerated from the previous month as the market expected
•	The trade balance registered a deficit of $425 million, the current account recorded a surplus of $65 million
•	Inflation fell to a one year low of 4.4% vs. 5.9% in the previous month and the core Consumer Price Index (“CPI”) eased to 2.0% vs. 2.7% in June
•	Domestic demand was poor, private consumption, private investment and manufacturing production grew more slowly in June
•	The capacity utilization rate of the manufacturing sector in June was at 75.2%, declining from 76.5%

Details of the economic indicators in May 2006 were as follows:

Trade deficit narrowed, with slower imports. Services, transfer account and current account all had surpluses.

The export value rose from the previous month, with a slower growth at 17.6% to $10.76 billion vs. 19.1% to $10.71 billion in May, led by agriculture, electronics, vehicles, petroleum products and base metal products. The import value grew slower at 2.5% to $11.19 billion vs. 9.0% to $11.47 billion in May, led by imports of oil, vehicles and parts, and capital goods. The lower imports and the higher exports led to a narrower trade deficit at $425 million. The services and transfer account swung back into a surplus of $489 million led by higher tourism income and lower remittances of profit and dividend payments of private firms. As a result, Thailand posted a current account surplus of $65 million vs. a deficit of $936 million in May. Meanwhile, the balance of payments surplus of $681 million improved from the previous month. On the monetary side, broad money supply growth slowed despite sustained bank credit growth. This again highlights the Bank of Thailand’s (“BoT’s”) tight monetary stance which is intended to keep inflation expectations down, which may facilitate a sharp decline in interest rates in 2007.

Headline inflation fell to a one year low of 4.4% vs. 5.9% in June. Core inflation eased to 2.0% from 2.7%.

The headline CPI rose by 4.4%, the slowest rate since July 2005, and fell sharply from 5.9% in June and below the market consensus forecast of 4.6%. The softer inflation was mainly caused by last year’s high base effect, as local diesel oil prices have been freely floated since July 2005. In the first half of 2006, oil prices rose 33.5% vs. 18.3% year-on-year (“yoy”) in July 2006. Anticipating a further slowing in the second half of 2006 as remaining base effects from the diesel subsidy removal drop out and domestic demand remains quite weak so demand-pull pressures are diminishing.

The Thai Capital Fund, Inc.

We believe there will be at least two related events to occur in the latter part of 2006: i) oil prices cease to be the major terms of trade shock that they have been until now and ii) export growth slows and remains weak. In addition, towards the end of 2006 Thai interest rate policy might change.

Overall, the economy slowed in the second quarter of 2006

Exports sustained the Thai economy’s momentum throughout the first half of 2006, growing by an average of 16.3% in the second quarter of 2006 and 17.9% in the first quarter of 2006. Exports have become a key driver for the economy because of slowing domestic demand and investment due to concerns about political uncertainties. Imports grew by 10.1% from the first quarter boosted by rising global energy prices (the Dubai crude price rose by 12% quarter-on-quarter on average in the second quarter of 2006). The trade deficit widened to $1.7 billion in the second quarter of 2006 from $224 million in the first quarter of 2006. Moreover, the current account slid back to a deficit of $1.15 billion from a surplus of $1.65 billion in the first quarter of 2006 as service income dried up. On the demand side, higher energy prices, rising interest rates and political anxiety took their toll on private consumption and investment, which grew by just 0.9% and 0.7%, respectively, in the second quarter of 2006.

BoT revised down GDP growth forecast for 2006 by 25 basis points (“bps”) to 4-5% and 50 bps for 2007 to 4-5.3%

•	Major changes for the 2006 forecast include a downward revision in investment growth from 7.5-8.5% to 4.5-5.5% and higher headline inflation from 4.5% to 5-5.8%.
•	The rise in headline inflation is based on Dubai at $66/bbl (previous $61/bbl) in 2006 and expect to rise to $71/bbl in 2007.
•	The main concern going forward is higher oil prices and political uncertainty.
•	Other components including consumption and trade data are unchanged from the previous forecast.

Thai Stock Market Overview & Outlook

In the first half of 2006, the SET Index gained momentum from a small rally in December 2005 and moved sideways up from 713.73 to reach a peak in the first week of May at 785.38, a 10.03% gain. Then global concerns over an interest rate hike hit caused the SET Index to drop sharply to 646.69 on June 14, 2006, a 17.65% decline from the top and 9.39% from the beginning of the year. Finally, at the end of June, the SET Index rebounded to close at 678.13 resulting in a negative 4.98% half year return for the SET Index.

The Thai Capital Fund, Inc.

For the first four months, January to April, the Thai stock market moved up along with regional markets, pushed by capital flow, even though domestic political issues had constrained the potential upside movement of the market and made the Thai market under-perform compared to other regional markets. Before the political concerns subsided, the market was hit by global concerns about an interest rate hike by the U.S. Federal Reserve and high inflation, which was led by high oil prices as a result of the Middle East situation. However, recently, there has been indicators that the Federal Open Market Committee might pause its interest rate hikes in August, with the expectation that the Federal Reserve will maintain the plateau for the four to six-month period, given oil prices standing at $70-75 per barrel and are expected to decline by late in the fourth quarter.

It is clear in that if oil prices decline, inflation decreases and the U.S. economy has a soft landing, interest rate cuts might occur by next year and then global consumption will resume to normal levels. Equity markets might be volatile in a wide trading range in the third and fourth quarters of 2006 and be set up for a rally by year end. We have turned more optimistic on the second half of 2006 on prospects of the Thai stock market for several key reasons:

1)	Investors have begun to see a potential resolution of the current political crisis in Thailand that has depressed the market over the last six months.
2)	We expect to see the traditional pre- and post-election rally before and after the October 15 general election in Thailand.
3)	Although economic growth should slow in the next two quarters, the market should begin to look ahead to improving prospects next year under a new Thai government.
4)	The corporate sector is very healthy financially and can surprisingly maintain earnings even in the high oil price, inflation, interest rate and slowing economic environment.
5)	One of the most encouraging signs of corporate sector confidence is companies’ decision to maintain attractive dividend payouts.
6)	The Thai stock market is cheap historically and relative to other markets in the region, trading on a 2006 earnings-per-share of 9.30x, price–to-book value of 2.30x and dividend yield of 4.80%.

Performance Evaluation

As of June 30, 2006, the Fund had net assets of US$29.2 million, representing a net asset value per share of US$9.28. Of this amount, Thai equity securities accounted for 96.14% and the remainder was in cash and bank deposits.

The Thai Capital Fund, Inc.

Of the total net assets, 23.46% was invested in the energy sector, 12.03% in the banking sector, 11.09% in the building materials sector, 9.89% in the property development sector, 8.38% in the communication sector, 6.53% in the petrochemicals sector and 4.04% in the automotive sector. The majority of the remainder was invested in commerce, printing and publishing, transportation and health care services sectors.

For the first half of 2006, portfolio performance was a negative 1.51% compared to the SET Index’s negative 4.99%, which was 3.48% above the market. This out-performance compared to the SET Index mainly is attributable to asset allocation between stock and cash. Sector selection also contributed to performance, with returns in the energy and property sectors, especially the industrial estate sector. Generally, the Fund’s portfolio has a beta around 1.11x compared to the SET Index and the cash position ranges around 7 to 12% of net assets. Our market view for the second half of 2006 is for sideways movement in a wide range of 680-820 with the year-end market close is expected to be around 760-780, which the fair value level (P/E 9x).

Our strategy will be to increase the equity portion of the Fund’s portfolio to 96 - 97% and focus on large capital value stocks, which might benefit from regional capital flow movement. In addition, we plan to reduce equity weight when the SET Index exceeds the 780 level. Major overweight sectors are energy, both oil related and power plant related, and interest rate sensitive sectors such as banking and property, which might benefit from an interest rate pause and interest rate cut next year. We also plan to focus on the chemical sector and steel sector for short-term holdings, since we expect these commodities to be impacted by strong growth of China and intra-Asian trading.

Portfolio Management

Mr. Vijchu Chantatab has been the Fund’s portfolio manager since March 1, 2005. SCB Asset Management Co., Ltd. has employed Mr. Chantatab as an equity fund manager since March 2005. Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a Fund manager at JP Morgan (Thailand) Securities Limited.

Finally, the Fund’s management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

Masamichi Yokoi

Chairman of the Board

The Thai Capital Fund, Inc.

Portfolio of Investments

June 30, 2006 (unaudited)

THAI COMMON STOCKS AND WARRANTS—96.14%

COMMON STOCKS—96.01%

Shares		Value
Automotive—4.04%
448,700	Interhides Public Co., Ltd. . . . . . .	$188,042
248,200	KPN Automotive Public Co., Ltd. . . . . . . . .	93,033
7,440,100	S.E.C. Auto Sales and Services Public Co., Ltd.*	491,909
93,800	Thai Stanley Electric Public Co., Ltd. . . . . . . . .	380,890
100,600	Thai Steel Cable Public Co., Ltd. . . . . . .	26,710
		1,180,584
Banks—12.03%
876,500	Bangkok Bank Public Co., Ltd. . . . . . . . .	2,327,149
574,000	Kasikornbank Public Co., Ltd. . . . . . . . .	881,528
527,100	TISCO Bank Public Co., Ltd. . . . . . . . .	304,592
		3,513,269
Building Materials—11.09%
26,786,000	Sahaviriya Steel Industries Public Co., Ltd. . . .	892,462
421,300	The Siam Cement Public Co., Ltd. . . . . . . . .	2,346,806
		3,239,268
Commerce—3.46%
304,600	BIG C Supercenter Public Co., Ltd. . . . . . . . .	295,344
1,866,900	C.P. 7-Eleven Public Co., Ltd. . . . . . . . .	349,885
994,800	Robinson Department Store Public Co., Ltd.* . . .	277,071
55,500	Siam Makro Public Co., Ltd. . . . . . . . .	89,569
		1,011,869
Communication—8.38%
798,100	Advanced Info Service Public Co., Ltd. . . . . . .	1,869,700
505,600	Shin Corp. Public Co., Ltd. . . . . . .	381,660
894,400	True Corp. Public Co., Ltd.* . . . . .	195,561
		2,446,921
Energy—23.46%
100,000	Electricity Generating Public Co., Ltd. . . . . . . . .	190,018
358,700	Glow Energy Public Co., Ltd. . . . . . . . .	247,428
856,000	PTT Exploration and Production Public Co., Ltd. .	2,361,846
596,000	PTT Public Co., Ltd. . . . . . . . . . .	3,506,120
605,200	Ratchaburi Electricity Generating Holding Public Co., Ltd.	547,426
		6,852,838

The Thai Capital Fund, Inc.

Entertainment & Recreation—1.66%
199,900	MCOT Public Co., Ltd. . . . . . .	$200,330
450,400	Workpoint Entertainment Public Co., Ltd. . . . . . .	283,717
		484,047
Finance & Securities—1.58%
736,500	Asia Plus Securities Public Co., Ltd. . . . . . .	69,782
342,800	Phatra Securities Public Co., Ltd.* . . . . . . .	390,383
		460,165
Health Care Services—3.14%
6,474,800	Bangkok Chain Hospital Public Co., Ltd. . . . . . .	918,533
Household Goods—0.34%
102,700	Modernform Group Public Co., Ltd. . . . . . . .	98,243
Mining—1.80%

683,800	Padaeng Industry Public Co., Ltd. . . . . . . .	525,077
Petrochemicals—6.53%
379,000	PTT Chemical Public Co.,Ltd. . . . . . . .	833,620
2,319,200	Thai Petrochemical Industry Public Co., Ltd.* . . . . .	416,542
934,900	The Aromatics (Thailand) Public Co., Ltd. . . . . . . . .	657,054
		1,907,216
Printing & Publishing—3.35%
3,451,579	Amarin Printing and Publishing Public Co., Ltd. .	979,301
Property Development—9.88%
638,800	Amata Corporation Public Co., Ltd. . . . . . . .	282,674
1,899,600	Central Pattana Public Co., Ltd. . . . . . . .	939,481
20,593,300	Hemaraj Land and Development Public Co., Ltd. .	493,158
2,765,400	L.P.N. Development Public Co., Ltd. . . . . . . .	279,294
2,302,161	Land and House Public Co., Ltd. . . . . . . .	422,471
197,000	MBK Public Co., Ltd. . . . . . . . . . .	274,342
1,104,000	Sammakorn Public Co., Ltd.@ . . . . . . .	81,326
2,733,400	TRC Construction Public Co., Ltd. . . . . . . .	111,706
		2,884,452
Retail Food—2.11%
270,200	Minor International Public Co., Ltd. . . . . . .	66,464
70,000	S&P Syndicate Public Co., Ltd. . . . . . . .	42,455
138,000	Serm Suk Public Co., Ltd. . . . . . .	71,124
553,600	Thai Union Frozen Products Public Co., Ltd. .	350,166
471,700	The Vegetable Oil Public Co., Ltd. . . . . . . .	87,176
		617,385
Transportation—3.16%
571,200	Bangkok Expressway Public Co., Ltd. . . . . . . .	289,931
212,000	Regional Container Lines Public Co., Ltd. . . . . . . .	108,711
349,400	Thai Airways International Public Co., Ltd. . . . . . . .	356,972

The Thai Capital Fund, Inc.

COMMON STOCKS (concluded)
Transportation (concluded)
345,000	Thoresen Thai Agencies Public Co., Ltd. . . . . .	$167,034
		922,648
Total Common Stocks (Cost—$19,874,459) . . . . . . . .		28,041,816

WARRANTS—0.13%
Electrical—0.01%
219,000	Mida Assets Public Co., Ltd., expires 2/8/09* . . . . . . . .	2,793
Finance & Securities—0.02%
112,350	Asia Plus Securities Public Co., Ltd., expires 9/30/08* . .	6,141
Household Goods—0.00%
10,270	Modernform Group Public Co., Ltd., expires 12/1/07* . .	615
Property Development—0.01%
60,450	SinoThai Engineering & Construction Public Co., Ltd., expires 4/18/08* . . . . . . .	3,179
Utilities—0.09%
796,960	Eastern Water Resources Development & Management Public Co., Ltd., expires 11/28/07* . . . . . . .	24,686
Total Warrants (Cost—$4,740) . . . . . . .		37,414
Total Thai Common Stocks and Warrants (Cost—$19,879,199) . . . . . . .		28,079,230

SHORT-TERM INVESTMENTS—5.08%
Principal Amount (000)		Value
THAI BAHT SAVINGS ACCOUNT—3.73%
41,833	Bangkok Bank Savings Account, 0.5%, due 7/3/06 . .	$1,088,897
U.S. DOLLAR TIME DEPOSIT—0.33%
$97	Bank of New York, 0.05%, due 7/3/06. . . . . . .	96,516
U.S. TREASURY BILL—1.02%
300	U.S. Treasury Bill, 4.57%, due 8/3/06. . . . . . .	298,775

Total Short-Term Investments (Cost—$1,483,778) . . . . . . .		1,484,188

Total Investments—101.22% (Cost—$21,362,977) . . . . . . .		29,563,418
Liabilities in excess of other assets—(1.22%) . . . . . . .		(357,508)
NET ASSETS (Applicable to 3,146,562 shares of capital stock outstanding; equivalent to $9.28 per share) 100.00%. . . . . . .		$29,205,910

*	Non-income producing securities.
@	Fair valued security. This security has been valued in good faith in such a manner as prescribed by the Board of Directors.

See accompanying notes to financial statements.

The Thai Capital Fund, Inc.

EQUITY CLASSIFICATIONS HELD

June 30, 2006 (unaudited)

Industry	Percent of Net Assets
Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23.46%
Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.03
Building Materials . . . . . . . . . . . . . . . . . . . . . . .	11.09
Property Development** . . . . . . . . . . . . . . . . . .	9.89
Communication . . . . . . . . . . . . . . . . . . . . . . . . .	8.38
Petrochemicals . . . . . . . . . . . . . . . . . . . . . . . . . .	6.53
Automotive . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4.04
Commerce . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.46
Printing & Publishing . . . . . . . . . . . . . . . . . . . . .	3.35
Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.16
Health Care Services . . . . . . . . . . . . . . . . . . . . .	3.14
Retail Food . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.11
Mining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.80
Entertainment & Recreation . . . . . . . . . . . . . .	1.66
Finance & Securities** . . . . . . . . . . . . . . . . . .	1.60
Household Goods** . . . . . . . . . . . . . . . . . . . . .	0.34
Utilities** . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.09
Electrical** . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.01

TEN LARGEST EQUITY POSITIONS HELD

June 30, 2006 (unaudited)

Issue
PTT Public Co., Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .	12.00%
PTT Exploration and Production Public Co., Ltd. . .	8.09
The Siam Cement Public Co., Ltd. . . . . . . . . . . . . . .	8.04
Bangkok Bank Public Co., Ltd. . . . . . . . . . . . . . . . .	7.97
Advanced Info Service Public Co., Ltd. . . . . . . . . . .	6.40
Amarin Printing and Publishing Public Co., Ltd. . . .	3.35
Central Pattana Public Co., Ltd. . . . . . . . . . . . . . . . .	3.22
Bangkok Chain Hospital Public Co., Ltd. . . . . . . . . .	3.15
Sahaviriya Steel Industries Public Co., Ltd. . . . . . . .	3.06
Kasikornbank Public Co., Ltd. . . . . . . . . . . . . . . . . .	3.02

______________________

** Includes the value of warrants.

The Thai Capital Fund, Inc.

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets
Investment in securities, at value (cost—$21,362,977) . . . . . . .	$ 29,563,418
Receivable for securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . .	214,316
Interest and dividends receivable . . . . . . . . . . . . . . . . . . . . . . . .	11,629
Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,661
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,799,024
Liabilities
Payable for securities purchased . . . . . . . . . . . . . . . . . . . . . . . .	424,900
Accrued Thai tax provision . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44,951
Payable for management fees . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,707
Payable for advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,776
Payable for other affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,019
Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . .	91,761
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	593,114
Net Assets
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
3,146,562 shares issued and outstanding . . . . . . . . . . . . . . . . . .	31,466
Paid-in capital in excess of par value . . . . . . . . . . . . . . . . . . . . .	57,853,439
Accumulated net investment income . . . . . . . . . . . . . . . . . . . . .	389,991
Accumulated net realized loss on investments and foreign currency transactions . . . . . . . . . . . . . . . . . . . .	(37,269,550)
Net unrealized appreciation on investments and other assets and liabilities
denominated in foreign currency . . . . . . . . . . . . . . . . . . . . .	8,200,564
Net assets applicable to shares outstanding . . . . . . . . . . . . .	$ 29,205,910
Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . .	$ 9.28

See accompanying notes to financial statements.

The Thai Capital Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2006 (unaudited)

Investment income:
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 780,476
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,336
Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	790,812
Expenses:
Investment management fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92,019
Investment advisory fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,625
Administration fee and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,418
Legal fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,712
Audit and tax services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,224
Reports and notices to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,726
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,417
Directors’ fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,909
Insurance expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,435
Transfer agency fee and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,463
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,434
Total expenses before expense waivers . . . . . . . . . . . . . . . . . . . . . . . . . .	427,382
Less waiver of:
Administration fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(25,000)
Investment advisory fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(61,082)
Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	341,300
Net investment income before taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .	449,512
Provision for Thai tax applicable to net investment income . . . . . . . . . . .	44,951
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	404,561
Realized and unrealized gains from investment activities
and foreign currency transactions:
Net realized gains on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,972,210
Net realized foreign currency transaction gains . . . . . . . . . . . . . . . . . .	256,407
Net change in unrealized appreciation (depreciation) on
equity investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,490,469)
Net change in unrealized appreciation (depreciation) on short-term investments
and other assets and liabilities denominated in foreign currency . . . .	(16,822)
Net realized and unrealized gains from investment activities and foreign
currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	721,326
Net increase in net assets resulting from operations . . . . . . . . . . . . . . .	$ 1,125,887

See accompanying notes to financial statements.

The Thai Capital Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended	For the Year Ended
	June 30, 2006	December 31,
	(unaudited)	2005
Increase (decrease) in net assets from operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 404,561	$ 379,611
Net realized gain (loss) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,972,210	3,400,967
Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . .	256,407	(140,011)
Net change in unrealized depreciation on:
Investments in equity securities . . . . . . . . . . . . . . . . . . . . . . . .	(1,490,469)	(3,207,905)
Translation of short-term investments and other assets and liabilities
denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . .	(16,822)	(13,385)
Net increase in net assets resulting from operations . . . . . . . . .	1,125,887	419,277
Dividends and distributions to shareholders from:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(298,252)
From capital stock transactions:
Sale of capital stock resulting from reinvestment of dividends	71,317	676
Net increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,197,204	121,701
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,008,706	27,887,005
End of period (including undistributed net investment income
of $389,991 for 2006) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$29,205,910	$28,008,706

See accompanying notes to financial statements.

The Thai Capital Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Thai Capital Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the “Manager”). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

Valuation of Investments—Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

Tax Status—It is the Fund’s intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan’s net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan’s overall net increase in net assets resulting from operations determined by reference to the Baht, except that there is currently no provision required for the component of the net increase in net assets relating to capital gains, if any, because the Fund intends to utilize its U.S. tax loss carryforward available to offset any such gains. Remittances for the payment of expenses are not subject to a Thai withholding tax.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The Thai Capital Fund, Inc.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Investment Manager and Investment Adviser

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund’s assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average net assets. At June 30, 2006, the Fund owed the Manager $16,707. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2006, no such out-of-pocket expenses were paid to the Manager.

Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. (“the Adviser”) provides general and specific investment advice to the Manager with respect to the Fund’s assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund’s assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund’s average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2006, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund’s average net assets for the fiscal year ended December 31, 2006. At June 30, 2006, the Fund owed the Adviser $4,775, net of waivers.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2006. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2006, expenses of $418 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

DSTC also acts as custodian for the Fund’s U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2006, DSTC earned $3,631, as compensation for its custodial services to the Fund.

The Thai Capital Fund, Inc.

At June 30, 2006, the Fund owed $8,333, $1,167 and $519 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

The Fund paid or accrued $34,712 for the six months ended June 30, 2006 for legal services in conjunction with the Fund’s ongoing operations provided by the Fund’s law firm, Clifford Chance US LLP, of which the Fund’s Assistant Secretary is a partner.

Investments in Securities and Federal Income Tax Matters

During the six months ended June 30, 2006, the Fund made purchases of $18,319,509 and sales of $16,112,812 of investment securities, excluding short-term investments. The aggregate cost of investments at June 30, 2006 for federal income tax purposes was $19,887,368. At June 30, 2006, net unrealized appreciation, excluding short-term securities aggregated $8,191,862 of which $9,564,374 related to appreciated securities and $1,372,512 related to depreciated securities.

At December 31, 2005, the Fund had a remaining capital loss carryover of $39,494,735, of which $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008, $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

Concentration of Risk

The Fund’s investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended June 30, 2006, 7,061 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 3,146,562 shares outstanding at June 30, 2006, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owns 8,845 shares.

The Thai Capital Fund, Inc.

Financial Highlights†

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended June 30, 2006	For the Years Ended December 31,
	(unaudited)	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 8.92	$ 8.88	$ 9.62	$ 4.34	$ 3.42	$ 3.36
Net investment income (loss)	0.13*	0.12*	0.05*	0.03*	(0.09)	(0.16)*
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.23	0.01	(0.75)	5.31	1.01	0.22*
Net increase (decrease) in net asset value resulting from operations	0.36	0.13	(0.70)	5.34	0.92	0.06
Less: dividends and distribution to shareholders Net investment income	—	(0.09)**	(0.04)	(0.06)	—	—
Net asset value, end of period	$ 9.28	$ 8.92	$ 8.88	$ 9.62	$ 4.34	$ 3.42
Per share market value, end of period	$ 9.59	$ 8.99	$ 8.49	$ 9.25	$ 3.97	$ 2.80
Total investment return:
Based on market price at beginning and end of period, assuming reinvestment of dividends	7.68%	6.89%	(7.40)%	134.56%	41.79%	(13.85)%
Based on net asset value at beginning and end of period, assuming reinvestment of dividends	5.01%	1.40%	(6.89)%	123.09%	26.90%	1.79%
Ratios and supplemental data:
Net assets, end of period (in millions)	$ 29.2	$ 28.0	$ 27.9	$ 30.2	$ 13.6	$ 10.7
Ratios to average net assets of:
Expenses, excluding Thai taxes applicable to net investment income	2.24%#	2.46%	2.26%	2.63%	4.29%	5.98%
Expenses, including Thai taxes applicable to net investment income	2.54%#	2.58%	2.32%	2.74%	4.29%	6.43%
Expenses, excluding waiver of Administration and Advisory fee applicable to net investment income	2.81%#	3.04%	2.85%	3.31.%	4.98%	7.09%
Expenses, including waiver of Administration and Advisory fee applicable to net investment income	2.24%#	2.46%	2.26%	2.63%	4.29%	6.43%
Net investment income (loss)	2.66%#	1.36%	0.63%	0.62%	(2.20)%	(4.77)%
Portfolio turnover	59.74%	70.01%	11.21%	11.86%	14.62%	20.85%

_________________________

† Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.

* After provision for Thai taxes.

**Actual dividend equals $0.095 per share.

# Annualized.

The Thai Capital Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 1, 2006, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the “Fund”) was held and the following matter was voted upon and passed.

(1) Election of one Class III Director to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2009.

Number of Shares/Votes

Class III	Voted For	Proxy Authority Withheld
Masamichi Yokoi	2,104,735	138,533

In addition to the Director elected at the Meeting, Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer are the other members of the Board who continue to serve as Directors of the Fund.

(2) At the adjourned Meeting of the Stockholders held on July 14, 2006, the proposal to increase the management fee was not approved because the required number of votes was not obtained.

Voted For	Voted Against	Abstentions
594,470	214,033	56,315

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund. The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.
•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a Meeting of the Board of Directors of The Thai Capital Fund, Inc. held on June 1, 2006, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (H.K.) Ltd. (the “Investment Adviser”) under the Advisory Agreement and SCB Asset Management Co., Ltd. (the “Investment Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Stock Exchange of Thailand Index. The Board noted that the Fund’s performance for the last one-year period was higher than the Fund’s benchmark, and was only slightly lower for the three- and five-year periods. The Board further noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark, however, the Fund generally performed in line with the benchmark. The Board concluded that the Fund’s overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fee”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that while the Investment Manager does not manage any other U.S. registered funds, it does advise approximately 15 other closed- and open-end funds with advisory fees with only one fund with an advisory fee lower than the Fund. The Board further noted that the Investment Adviser does not advise any other closed-end funds that would provide an appropriate comparison to the Fund’s advisory fee. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

The Thai Capital Fund, Inc.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board considered the advisory fees paid by the other funds in the Fund Complex, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., as compared to the advisory fee paid to the Fund’s Advisers. While The Japan Equity Fund, Inc. has a lower fee rate and The Singapore Fund, Inc. has a slightly higher fee rate than the Fund, the assets in each fund are more than triple that of the Fund, and thus the actual fee paid to the advisers of those funds is significantly higher. In addition, the Board reviewed the fee paid to the only other U.S. registered closed-end fund investing in Thailand, The Thai Fund. The Board noted that not only was the advisory fee rate for The Thai Fund significantly higher than for the Fund, but the assets of The Thai Fund were approximately four times that of the Fund resulting in an even higher fee. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that invested in countries in Asia. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board did, however, note that the total expense ratio of the Fund was higher than that of the other funds in the Fund Complex, The Thai Fund and many other country funds. The Board attributed this higher total expense ratio to the lower net assets of the Fund.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and that the Fund’s assets are not likely to grow with new sales. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement, to which it is a party. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement, to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

The Thai Capital Fund, Inc.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

The Thai Capital Fund, Inc.

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The Thai Capital Fund, Inc.

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The Thai Capital Fund, Inc.

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Item 2. Code of Ethics.

Not applicable for this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicity Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that may yet be Purchased Under the Plans or Programs
January	0	N/A	0	0
February	0	N/A	0	0
March	0	N/A	0	0
April	0	N/A	0	0
May	0	N/A	0	0
June	0	N/A	0	0
Total	0	N/A	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes during the period covered by this report to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for this semi-annual report.
(a)(2)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	None
(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

Date: August 30, 2006	By	\s\ John J. O’Keefe

John J. O’Keefe, Vice President & Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 30, 2006	By	\s\ John J. O’Keefe

John J. O’Keefe, Vice President & Treasurer

Date: August 30, 2006	By	\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: August 30, 2006

\s\ John J. O’Keefe

John J. O’Keefe, Vice President & Treasurer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masamichi Yokoi, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: August 30, 2006

By     \s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President & Treasurer of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: August 30, 2006

\s\ John J. O’Keefe

John J. O’Keefe, Vice President & Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: August 30, 2006

\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.